UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

Robbins & Myers, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-13651	31-0424220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10586 Highway 75 North, Willis, TX		77378
(Address of principal executive offices)		(Zip code)

936-890-1064

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1. Amended and Restated Robbins & Myers, Inc. Senior Executive Annual Cash Incentive Plan.

On January 5, 2012, upon recommendation of the Board of Directors of Robbins & Myers, Inc. (the “Company”), the shareholders of the Company approved the Amended and Restated Robbins & Myers, Inc. Senior Executive Annual Cash Incentive Plan (the “Plan”). The terms and conditions of the Plan are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 5, 2011 (the “Proxy Statement”). The Plan is filed as Appendix A to the Proxy Statement and is incorporated by reference herein.

2. Grant of Restricted Share Units and Options.

On January 5, 2012, the Compensation Committee of the Board of Directors of the Company granted 1,998 restricted share units (“RSUs”) and 4,724 stock options (“Options”) to Kevin J. Brown, Corporate Controller, Chief Accounting Officer and Interim Chief Financial Officer of the Company. The grant was a special grant recognizing Mr. Brown’s position as Interim Chief Financial Officer and was made under the Company’s 2004 Stock Incentive Plan As Amended (the “Stock Incentive Plan”). The RSUs and the Options vest in full on the third anniversary of the date of grant.

The grant of Options was made on the terms set forth in the Form of Option Award Agreement approved by the Committee at its January 5, 2012 meeting. The Form of Option Award Agreement provides for vesting of stock options on the third anniversary of the date of grant. Following termination of employment, vested options may be exercised (i) within 30 days, unless termination of employment was due to death, disability or retirement, or gross misconduct (as defined in the Stock Incentive Plan), (ii) within one year of early retirement (as defined in the Stock Incentive Plan), or (iii) within three years of normal retirement (as defined in the Stock Incentive Plan). In the event of a change of control (as defined in the Stock Incentive Plan), the option becomes fully exercisable and vested. The foregoing description of the Form of Option Award Agreement is not complete and is qualified in its entirety by reference to the Form of Option Award Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The grant of RSUs was made on the terms set forth in the Form of Restricted Share Unit Award Agreement approved by the Committee on October 5, 2011. A description of the Form of Restricted Share Unit Award Agreement is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2011 and a copy of the Award Agreement was filed as Exhibit 10.1 to that Current Report on Form 8-K. The description and Form of Option Award Agreement are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 5, 2012, the Company held its 2012 Annual Meeting of Shareholders at which directors were elected, the Amended and Restated Robbins & Myers, Inc. Senior Executive Annual Cash Incentive Plan was approved, Ernst & Young LLP’s appointment as the Company’s independent auditors for the fiscal year ending August 31, 2012 was approved, and the compensation paid to the Company’s Named Executive Officers was approved in an advisory vote. The final voting results of each of these matters were as follows:

1. Election of Directors:

	For	Withheld	Broker Non-Vote
Richard J. Giromini	41,523,371	478,750	1,832,210
Stephen F. Kirk	41,019,952	982,168	1,832,210
Peter C. Wallace	41,351,381	653,980	1,832,210

2. Approval of the Amended and Restated Robbins & Myers, Inc. Senior Executive Annual Cash Incentive Plan:

For	Against	Abstain	Broker Non-Vote
40,231,564	1,495,905	274,651	1,832,210

3. Approval of the appointment of Ernst & Young LLP as independent auditors for fiscal year ending August 31, 2012:

For	Against	Abstain	Broker Non-Vote
43,063,620	756,543	17,407	0

4. Approval in an advisory (non-binding) vote of the compensation paid to the Company’s Named Executive Officers:

For	Against	Abstain	Broker Non-Vote
39,440,305	1,880,790	681,025	1,832,210

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits – See Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROBBINS & MYERS, INC.

January 11, 2012	By	/s/ Peter C. Wallace
Name: Peter C. Wallace
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Robbins & Myers, Inc. Senior Executive Annual Cash Incentive Plan, was filed as Appendix A to our Definitive Proxy Statement on Schedule 14A filed December 5, 2011.

10.2	Form of Option Award Agreement.

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